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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 1, 2000


                               QLOGIC CORPORATION
             (Exact name of Registrant as specified in its charter)




         Delaware                    0-23298                     33-0537669
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(State or other jurisdiction)      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)




     26600 Laguna Hills Drive, Aliso Viejo, California             92656
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          (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (949) 389-6000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                  Page 1 of 5

                             Exhibit Index on Page 3

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ITEM 5.  OTHER EVENTS

        On August 1, 2000, the Registrant issued a press release regarding the acquisition of Ancor Communications, Incorporated. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.  EXHIBITS

EXHIBIT NO.         DESCRIPTION

    99.1 Press Release issued by the Registrant on August 1, 2000, announcing the acquisition of Ancor Communications, Incorporated.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       QLOGIC CORPORATION


Date:  August 1, 2000                  By: /s/ H.K. DESAI
                                           -------------------------------------
                                           H.K. Desai
                                           Chairman, President and Chief
                                           Executive Officer



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                                  EXHIBIT INDEX


                                                                             SEQUENTIAL
EXHIBIT NO.      DESCRIPTION                                                  PAGE NO.
-----------      -----------                                                 ----------
    99.1         Press Release issued by the Registrant on August 1, 2000,        4
                 announcing the acquisition of Ancor Communications,
                 Incorporated.


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